
<ARTICLE> OPUR3
<LEGEND>
THIS SCHEDULE CONTAINS SUMMARY FINANCIAL INFORMATION EXTRACTED FROM THE NEW
JERSEY RESOURCES CORPORATION'S FINANCIAL DATA SCHEDULE FILED AS AN EXHIBIT TO
SEPTEMBER 30, 1999 FORM 10-K.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          SEP-30-1999
<PERIOD-END>                               SEP-30-1999
<BOOK-VALUE>                                 PRO-FORMA
<TOTAL-ASSETS>                                 960,012
<TOTAL-OPERATING-REVENUES>                     904,268
<NET-INCOME>                                    44,922

